UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2022, Interpace Biosciences, Inc. (the “Company”), Interpace Pharma Solutions, Inc. (the “Subsidiary”, and together with the Company, “Interpace”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Flagship Biosciences, Inc. (the “Purchaser”) pursuant to which the Purchaser agreed to (i) acquire substantially all of the assets of the Subsidiary used in Subsidiary’s business of complex molecular analysis for the early diagnosis and treatment of cancer and supporting the development of targeted therapeutics (the “Business”) and (ii) assume and pay certain liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the “Transaction”). The Transaction closed on August 31, 2022.

As consideration for the Transaction, under the Purchase Agreement, Interpace received a total purchase price of approximately $7,000,000 ($500,000 of which has been deposited into escrow), subject to a potential post-closing working capital adjustment, and the assumption by the Purchaser of certain specified liabilities. In addition, subject to the terms and conditions set forth in the Purchase Agreement, Purchaser will pay the Subsidiary an earnout of up to $2,000,000 based on revenue for the period beginning September 1, 2021 and ending August 31, 2022.

The Purchase Agreement includes a one-year commitment of Interpace not to compete with the Business, recruit or hire any former employees of the Subsidiary who accept employment with the Purchaser in connection with the Transaction, or divert or attempt to divert from Purchaser any business to be performed from any of the contracts or agreements with customers as set forth in the Purchase Agreement. The Purchase Agreement also contains customary representations and warranties, post-closing covenants and mutual indemnification obligations for, among other things, any inaccuracy or breach of any representation or warranty and any breach or non-fulfillment of any covenant.

In connection with the Transaction, on August 31, 2022, Interpace and Purchaser entered into a Shared Services Agreement (the “Shared Services Agreement”) pursuant to which Interpace agreed to provide, or cause its affiliates to provide, to the Purchaser certain services set forth in the Shared Services Agreement on a transitional basis and subject to the terms and conditions set forth in the Shared Services Agreement (the “Services”). As consideration for the Services provided by Interpace, Purchaser will pay Interpace the amounts specified for each Service as set forth in the Shared Services Agreement. Interpace’s obligations to provide the Services will terminate with respect to each Service as set forth in the Shared Services Agreement.

The Purchaser has disclosed that an affiliate of Ampersand Management LLC (“Ampersand”) and an affiliate of BroadOak Capital Partners (“BroadOak”) have each provided equity financing to the Purchaser, collectively own a majority of the Purchaser’s outstanding equity securities and are represented on its Board of Directors. The affiliate of Ampersand also owns 28,000 shares of the Company’s Series B Preferred Stock, convertible into 4,666,666 shares of the Company’s common stock, par value $0.01 per share, pursuant to that certain Securities Purchase and Exchange Agreement dated January 10, 2020. The affiliate of Ampersand has designated two directors to the Company’s Board of Directors, Robert Gorman and Vijay Aggarwal. In addition, an affiliate of BroadOak provided the Company a term loan in the aggregate principal amount of $8,000,000 pursuant to that certain Loan and Security Agreement dated October 29, 2021 and a Convertible Note which converted into a term loan advance in the aggregate amount of $2,000,000. The total purchase price for the Transaction was determined following a sales process conducted by the Company and its advisors and an arms length negotiation between Purchaser and the Company. The purchase price was based on a market consistent multiple of anticipated revenue for a non-profitable, cash-negative business. The Transaction was approved by a majority of the disinterested directors of the Company.

The foregoing descriptions of the Purchase Agreement and the Shared Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Shared Services Agreement, which are filed herewith as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 31, 2022, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Proforma Financial Information.

The Company’s unaudited proforma consolidated statements of operations for the year ended December 31, 2021 and the six months ended June 30, 2022, the unaudited proforma consolidated balance sheet as of June 30, 2022, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated August 31, 2022 by and among Interpace Biosciences, Inc., Interpace Pharma Solutions, Inc. and Flagship Biosciences, Inc.
10.1*	Shared Services Agreement, dated August 31, 2022 by and among Interpace Biosciences, Inc., Interpace Pharma Solutions, Inc. and Flagship Biosciences, Inc.
99.1	Press Release, dated August 31, 2022.
99.2	The unaudited proforma consolidated statements of operations for the year ended December 31, 2021 and the six months ended June 30, 2022, the unaudited proforma consolidated balance sheet as of June 30, 2022, and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: September 7, 2022